UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Barnwell Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BARNWELL INDUSTRIES, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of

BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 7, 2005, at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

(1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

(2) Any and all other business which may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 10, 2005, are entitled to notice of and to vote at this meeting or any adjournment thereof.  The Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2004, which includes consolidated financial statements, is enclosed herewith.

We will be pleased to have you attend the meeting.  However, if you are unable to do so, please sign and return the accompanying Proxy in the enclosed addressed envelope.

By Order of the Board of Directors,

/s/ Russell M. Gifford
RUSSELL M. GIFFORD
Secretary

Dated:   January 20, 2005

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 2900

HONOLULU, HAWAII 96813

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the “Company”), to be held on March 7, 2005 at 9:30 a.m., Central Standard Time, at the Clarion Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

The accompanying Proxy is solicited by the Board of Directors of the Company, and the Company will bear the cost of such solicitation.  Solicitation of proxies will be primarily by mail.  Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost.  Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses.  All properly executed proxies will be voted as instructed.

Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted.  No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 20, 2005.

VOTING AT THE MEETING

Only stockholders of record at the close of business on January 10, 2005 (the “Record Date”) will be entitled to vote at the annual meeting and any adjournment thereof.  As of the Record Date, 1,356,510 shares of common stock, par value $0.50, of the Company (the “Common Stock”) were issued and outstanding.  Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting.  With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be.  Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon, other than the election of directors.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on these matters.  Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.

ELECTION OF DIRECTORS

At the meeting all ten directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is duly elected and qualified.  The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below.  The election of directors will require a plurality of the votes cast at the meeting.  The Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.

DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

The following table sets forth, as to the directors and nominees for election:  (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Morton H. Kinzler	1956	79

Chairman of the Board of the Company since 1980, President from 1971 to December 2002 and Chief Executive Officer since 1971. Mr. Kinzler is the father of Alexander C. Kinzler, President, Chief Operating Officer, General Counsel and Director of the Company.

Alan D. Hunter(1)	1977	67

Partner, Code Hunter LLP, Calgary, Alberta (attorneys) since December 1, 2001; Partner, Gowling LaFleur Henderson LLP, Calgary, Alberta (attorneys) from July 1, 2000 to November 30, 2001; Partner, Gowling, Strathy & Henderson, Calgary, Alberta (attorneys) from January 1, 2000 to June 30, 2000; Gowling, Strathy & Henderson merged with LaFleur Brown effective July 1, 2000.

Erik Hazelhoff-Roelfzema(1)	1977	87	Investor

Martin Anderson(1)	1985	81

Partner, Goodsill Anderson Quinn & Stifel LLP, Honolulu, Hawaii (attorneys); Trustee, Hawaii Pacific University; Director, Bishop Street Funds; Trustee, Oceanic Institute (scientific research facility).

Murray C. Gardner, Ph.D.(1)	1996	72	Independent consultant and investor

Alexander C. Kinzler	1999	46

President and Chief Operating Officer of the Company since December 2002. General Counsel of the Company since December 2001 and Executive Vice President from December 1997 to December 2002. Mr. Kinzler is the son of Morton H. Kinzler, Chief Executive Officer and Chairman of the Board of Directors of the Company.

Terry Johnston	2000	63	Investor

Russell M. Gifford	2003	50	Secretary of the Company since December 2002. Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985.

Diane G. Kranz(1)	2003	64	Senior Partner, Kranz & Co., LLP (certified public accountants), since 1970.

Kevin K. Takata(1)	2004	48	Deputy Prosecuting Attorney, City and County of Honolulu since 1987; Trials Division Chief since 1997.

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee.  It has no standing nominating committee and there is no nominating committee charter.  The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because a majority of the Board of Directors is currently independent, and, therefore, a nominating committee is not required to keep the nomination process independent.  Potential nominees are recommended by members of the Board of Directors and each director on the Board of Directors participates in the consideration of all director nominees.  If a stockholder wishes to recommend a nominee for director, he or she should follow the

(1) This director is independent as defined in Section 121(A) of the American Stock Exchange listing standards.

same process as when sending communications to the Board of Directors, as described on the following page.  Such nominations must be received no later than the required date for receiving stockholder proposals as discussed on page 9 of this Proxy Statement under “Stockholder Proposals”.

The members of the Compensation Committee are Mr. Hunter, Chairman, and Messrs. Anderson, Gardner, Johnston and Morton Kinzler, with Mr. Morton Kinzler being a non-voting member.  However, Mr. Morton Kinzler is not present for deliberations or voting on his compensation.  The Compensation Committee (i) determines the annual compensation of the Company’s senior officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans and (iv) makes determinations in connection therewith as may be necessary or advisable.  During the fiscal year ended September 30, 2004, the Compensation Committee held one meeting.

The members of the Audit Committee are Ms. Kranz, Chairperson, and Messrs. Gardner, Anderson and Hunter.  All of the members of the Audit Committee are independent (as independence is defined in Section 121 (A) of the American Stock Exchange listing standards).  The Board of Directors has determined that the Audit Committee has at least one financial expert (as financial expert is defined in Item 401(e) of Regulation S-B), namely Ms. Kranz, who is a financial expert based on her being a certified public accountant, as well as independent.  The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee reviews periodically major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflict of interest situations.  During the fiscal year ended September 30, 2004, the Audit Committee held five meetings.

The Board of Directors has a process for stockholders to send communications to the Board of Directors.  Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed on page one of the Proxy Statement, to the attention of Russell M. Gifford, Secretary.  All such communications will be forwarded to the Board of Directors or individual directors as appropriate.  The Company strongly encourages its directors to attend the Annual Meeting.  Two members of the Board of Directors attended the 2004 Annual Meeting of Stockholders of the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as such may be modified or supplemented.  The Audit Committee has also received the written disclosures and the letter from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) as may be modified or supplemented, and has discussed with KPMG LLP the independent registered public accounting firm’s independence.  Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

Audit Fees

The aggregate fees billed to the Company by the Company’s independent registered public accounting firm for professional services rendered by the independent registered public accounting firm for the audit of the annual financial statements included in the Company’s Form 10-KSB and review of financial statements included in the Company’s Form 10-QSBs or services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2004 totaled $179,100 and for the fiscal year ended September 30, 2003 totaled $151,950.

Audit-Related Fees

For the fiscal years ended September 30, 2004 and September 30, 2003 the Company’s independent registered public accounting firm did not bill the Company for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The aggregate fees billed to the Company by the Company’s independent registered public accounting firm for tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2004 totaled $67,500 and for the fiscal year ended September 30, 2003 totaled $68,800.

All Other Fees

For the fiscal years ended September 30, 2004 and September 30, 2003 the Company’s independent registered public accounting firm did not bill the Company for other than Audit Fees and Tax Fees.

The Audit Committee believes that the provision of non-audit services during the 2004 fiscal year does not affect the accountants’ ability to maintain independence with respect to the Company.

Pre-approval Policies and Procedures

The Audit Committee pre-approves any services provided to the Company by the independent registered public accounting firm through the following policies and procedures:  (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and  (3) at subsequent meetings of the Audit Committee, the Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee

Diane G. Kranz, Chairperson

Murray C. Gardner

Martin Anderson

Alan D. Hunter

The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema, Gardner and Alexander Kinzler.  The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company’s By-Laws.  During the fiscal year ended September 30, 2004, the Executive Committee held three meetings.

The Board of Directors held two meetings during the fiscal year ended September 30, 2004.  Except for Erik Hazelhoff-Roelfzema, who attended one Board meeting and two Executive Committee meetings, all directors attended at least 75% of the meetings of the Board of Directors and of the Committees of the Board on which each of them served.  The independent directors met out of the presence of management during the fiscal year ended September 30, 2004.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Morton H. Kinzler	79	Chairman of the Board since 1980 and Chief Executive Officer since 1971. President from 1971 to December 2002.

Alexander C. Kinzler	46

President and Chief Operating Officer since December 2002 and General Counsel since December 2001. Executive Vice President from December 1997 to December 2002 and Secretary from November 1986 to December 2002. Director of the Company since December 1999.

Russell M. Gifford	50	Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. Director of the Company since March 2003.

Warren D. Steckley	48

Vice President – Canadian Operations since December 1998. President of Barnwell of Canada, Limited, a wholly owned subsidiary of the Company, since December 1998. Employed by Barnwell of Canada, Limited since June 1998.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth the annual compensation paid or accrued during the last three fiscal years by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 2004 (collectively the “Named Executive Officers”):

							Long Term Compensation
		Annual Compensation					Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation	Securities Underlying Options
Morton H. Kinzler	2004	$402,500		$550,000		$12,497	0
Chairman of the Board and	2003	350,000		150,000		12,497	0
Chief Executive Officer	2002	350,000		100,000		12,497	0

Alexander C. Kinzler	2004	351,250		500,000		—	0
President, Chief Operating	2003	306,250		150,000		—	0
Officer and General Counsel	2002	242,500		100,000		—	0

Russell M. Gifford	2004	268,750		275,000		—	0
Executive Vice President,	2003	245,000		125,000		—	0
Chief Financial Officer,	2002	225,000		90,000		—	0
Treasurer and Secretary

Warren D. Steckley (1)	2004	140,582	(2)	67,932	(2)	—	0
Vice President – Canadian	2003	119,735	(2)	51,315	(2)	—	0
Operations	2002	111,125	(2)	47,625	(2)	—	0

(1)   Mr. Steckley was granted 30,000 incentive units on June 1, 1998.  The value of such units directly relates to Barnwell of Canada, Limited’s (“BOC’s”) net income and to changes in the value of BOC’s oil and gas reserves since 1998, with adjustments for changes in commodities prices and subject to other terms and conditions.  Such adjusted reserve value is then divided by the number of shares of the Company’s outstanding common stock to determine the value of each unit.  These units became exercisable over 4 years from the date of grant, are now all vested and expire 10 years from such date.  At September 30, 2004, the U.S. dollar equivalent of the value of the units was $530,000. This is an increase of US$93,000 over the value of these units at September 30, 2003.

(2)   All amounts shown for Mr. Steckley represent the average U.S. dollar equivalent during each fiscal year of payments made to him in Canadian dollars.

Directors who are not officers of the Company receive an annual fee of $12,500 and are reimbursed for expenses incurred with respect to meeting attendance.  The Chairman of the Compensation Committee receives an additional $9,000 annual fee.  The Chairperson of the Audit Committee receives an additional $20,000 annual fee.  The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,500 annual fee.  The members of the Audit Committee, other than the Chairperson, receive an additional $7,500 annual fee.  In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director. Mr. Terry Johnston, a director of the Company, is also reimbursed for certain expenses incurred with respect to services he performs for Kaupulehu Developments, a real estate partnership which is majority owned by the Company.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 2004 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 2004:

	Shares		Number of Securities Underlying Unexercised Options at	Value of Unexercised In-the-Money Options at
	Acquired on	Value	September 30, 2004	September 30, 2004 ($)
	Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Morton H. Kinzler	0	$0	0/0	$0/$0

Alexander C. Kinzler	18,000	404,738	27,000/0	856,875/0

Russell M. Gifford	0	0	25,000/0	865,625/0

Warren D. Steckley	0	0	30,000/0	926,250/0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Barnwell Kona Corporation (“BKC”), a wholly-owned subsidiary of the Company, and Nearco, Inc. (“Nearco”), an entity controlled by Mr. Terry Johnston, a member of the Board of Directors of the Company, own approximately 55.2% and 28.9%, respectively, of Cambridge Hawaii Limited Partnership (“CHLP”).  CHLP is a Hawaii limited partnership, of which BKC is the sole general partner.  The principal asset of CHLP is a 49.9% interest in Kaupulehu Developments, a Hawaii real estate partnership (“KD”).  Mr. Johnston also indirectly owns another approximately 14.9% of CHLP.  Barnwell Hawaiian Properties, Inc., a wholly-owned subsidiary of the Company (“BHP”) owns a 50.1% interest in KD.

In connection with the acquisition by Nearco of its interest in CHLP, Nearco issued a $1,463,000, non-interest bearing promissory note to BKC which was secured by Nearco and Mr. Johnston’s entire interest in CHLP.  In January 2002, (i) Nearco paid $82,000 of principal on the note, thereby reducing the balance to $1,381,000; (ii) the maturity date of this promissory note was extended until December 31, 2002 and (iii) commencing February 1, 2002, interest on the outstanding balance of the note was increased to the rate of 10% per annum.  The note was not paid when due and on January 1, 2003, this note began to accrue interest at the default rate of 12% per annum.  On January 8, 2003, Nearco paid $58,000 in accrued interest on the note and made a $70,000 principal payment, reducing the principal amount of the note to $1,311,000.  Nearco thereafter made four quarterly interest payments on the note totaling $158,000.  On February 13, 2004, the principal balance of the note and all accrued interest was paid in full.

In 1987, BHP and CHLP agreed to pay Nearco 2% and 4%, respectively, of cash consideration received from the sale of property owned by KD.  Pursuant to these agreements, in fiscal 2004 BHP and CHLP paid fees of $284,000 and $568,000, respectively, to Nearco in connection with KD’s receipt of proceeds from real estate transactions.  In addition, Nearco was paid $325,000 in fiscal 2004 as a fee for services Nearco performed, of which $176,000 was in excess of the aggregate equity interest of Terry Johnston’s affiliates in KD.  The Company believes the fees are fair and reasonable compensation for such services.

In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000.  $400,000 of such notes were purchased by Mr. Morton H. Kinzler, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a beneficial owner of 15.5% of the Company’s shares and $100,000 were purchased by Dr. R. David Sudarsky, a beneficial owner of 8.9% of the Company’s shares.  See “Security Ownership of Certain Beneficial Owners and Management”, below.  The notes were payable in 20 consecutive equal quarterly installments beginning in October 1998.  Interest, which was adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest, was payable quarterly.  For the period from October 1, 2002 to June 30, 2003, the notes bore interest at the weighted average rate of 10% per annum.  The notes were convertible into shares of Common Stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the Common Stock.  The notes were paid in full on June 30, 2003.

Consistent with the provisions of the Sarbanes-Oxley Act of 2002, the Company prohibits the making of any future loans to officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 3, 2004, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership (1)		Percent of Class
Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	210,510		15.5%

R. David Sudarsky	3050 North Ocean Boulevard Ft. Lauderdale, Florida	121,100		8.9%

Morton H. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	217,960		16.1%

Alan D. Hunter	44 Medford Place, S.W. Calgary, Alberta, Canada	400		*

Erik Hazelhoff-Roelfzema	900, 639 Fifth Avenue S.W. Calgary, Alberta, Canada	700		*

Martin Anderson	1099 Alakea Street, Suite 1800 Honolulu, Hawaii	66,803	(2)	4.9%

Murray C. Gardner, Ph.D.	P. O. Box 1657 Kamuela, Hawaii	2,900		*

Alexander C. Kinzler	671 Puuikena Drive Honolulu, Hawaii	44,670	(3)	3.3%

Terry Johnston	201-5325 Cordova Bay Road Victoria, British Columbia, Canada	1,000		*

Russell M. Gifford	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	27,800	(4)	2.0%

Diane G. Kranz	145 East 57th Street New York, New York	0		—

Kevin K. Takata	1060 Richards Street Honolulu, Hawaii	0		—

Warren D. Steckley	216 Sunmount Bay SE Calgary, Alberta, Canada	30,000	(5)	2.2%

All directors and executive officers as a group (11 persons)		392,233	(6)	27.7%

(1)        A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options.  Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised.  For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table.  Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2)        Includes 10,000 shares held by a trust of which Mr. Anderson is a co-trustee, as to which shares Mr. Anderson can be deemed to share voting and investment power.  Mr. Anderson disclaims beneficial ownership of such shares.

(3)        Includes currently exercisable options to acquire 7,000 shares of Common Stock.

(4)        Includes currently exercisable options to acquire 21,000 shares of Common Stock.

(5)        Includes currently exercisable options to acquire 30,000 shares of Common Stock.

(6)        Includes currently exercisable options held by executive officers of the Company to acquire 58,000 shares of Common Stock.

*               Represents less than 1% of the outstanding shares of Common Stock of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered.  Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year, except that a Form 4 for Martin Anderson, a director of the Company, was filed three days late in connection with five separate transactions regarding the sale of an aggregate of 25,000 shares of the Company’s Common Stock.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has appointed KPMG LLP as the independent registered public accounting firm to audit the accounts of the Company for the year ending September 30, 2005.  This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company’s stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 22, 2005.

GENERAL

No business other than those set forth in Item (1) and Item (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

By Order of the Board of Directors,

/s/ Russell M. Gifford
RUSSELL M. GIFFORD
Secretary

Dated:  January 20, 2005

Stockholders may obtain a copy, without charge, of the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813 or by sending an email to brn1@brninc.com or by following the “SEC Filings” link at the Company’s website (www.brninc.com).

BARNWELL INDUSTRIES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 7, 2005, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

BARNWELL INDUSTRIES, INC.

March 7, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided.ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of 10 Directors listed below:					2. Upon any and all other business which may come before the meeting or any adjournment thereof.
☐	FOR ALL NOMINEES	NOMINEES:

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2004.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Board of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

		☐	Morton H. Kinzler
		☐	Alan D. Hunter
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Erik Hazelhoff-Roelfzema
		☐	Martin Anderson
		☐	Murray C. Gardner
☐	FOR ALL EXCEPT (See instructions below)	☐	Alexander C. Kinzler
		☐	Terry Johnston
		☐	Russell M. Gifford
		☐	Diane G. Kranz
		☐	Kevin K. Takata

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
Signature of Stockholder			Date:	Signature of Stockholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.